Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,997,568,000.00
Previously Paid Amount	0.00
Total Fee Amount	275,864.14
Total Offset Amount	0.00
Net Fee	$ 275,864.14
Final Prospectus	false